Filed Pursuant to Rule 497(e)
Registration Nos. 333-143669 and 811-22077

PROSPECTOR FUNDS, INC.

On behalf of the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (the “Funds”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in the supplement dated September 10, 2019 for the Funds, which was filed pursuant to Rule 497(e) on September 10, 2019. The purpose of this filing is to submit the 497(e) filing dated September 10, 2019 in XBRL for the Funds.
The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE